                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 13, 2003



                             HELMERICH & PAYNE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                            1-4221                        73-0679879
--------------------------------------------------------------------------------
(State or other                 (Commission File              (I.R.S. Employer
jurisdiction of                     Number)                     Identification
incorporation)                                                     Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                        74114
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                                 (918) 742-5531
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



                               Page 1 of 3 Pages.

Item 5.  Other Events and Regulation FD Disclosure.

         On February 13, 2003, the Registrant issued the following press release:

         "Helmerich & Payne, Inc. announced today that it has been informed by one of its major customers that, due to new budget constraints, twelve H&P domestic land rigs currently under contract would be released after the completion of wells on which they are drilling. The H&P rigs contracted by the customer consist of six FlexRig3s, three FlexRig2s, and three conventional land rigs. It is estimated that four rigs will be released within the next two weeks, five rigs within three to four weeks, and three rigs within seven to ten weeks. Since release notification, the Company has already obtained verbal contract commitments from other operators for work to begin immediately following the release of three of the FlexRig3s.

         Helmerich & Payne President and CEO, Hans Helmerich commented, 'Our FlexRigs have achieved activity rates in excess of 95% since their introduction. Given the recent increased level of bid activity and the schedule of rig release dates, we anticipate that the remaining FlexRigs and conventional rigs should have jobs by the completion of their current commitments.'

         Helmerich & Payne, Inc. (HP/NYSE) is a contract drilling company that owns 75 U.S. land rigs, 12 U.S. platform rigs located in the Gulf of Mexico, and 33 rigs located in South America, or a total of 120 rigs. Of the 75 U.S. land rigs currently available, 35 are the H&P-designed FlexRigTM. The Company is scheduled to complete the construction of an additional 8 FlexRigs to be put in service over the next five months.

         The information disclosed herein includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by H&P from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, H&P's actual results may differ materially from those indicated or implied by such forward-looking statements."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            HELMERICH & PAYNE, INC.
                                                 (Registrant)



                                            By: /s/ STEVEN R. MACKEY
                                               --------------------------------
                                               Name:  Steven R. Mackey
                                               Title: Vice President



Dated:   February 13, 2003


                                        3